UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 20, 2012

INDIGO INTERNATIONAL, CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-171423	68-0680858
(State or Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

     Av. Nova Funchal
418 - 35th Floor, Vila Olímpia
São Paulo, Brazil, 04551-060
(Address of principal executive office)

55 11 3521 7048
(Registrant’s telephone number, including area code)

Regus Continental Square, Rua Olimpíadas
205 - 4th Floor, Vila Olímpia,
São Paulo, Brazil 04551-000
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 20, 2012, Indigo International, Corp. borrowed from Bay Capital A.G. principal amount of $100,000 on those terms and subject to those conditions specified in that certain written Promissory Note, a copy of which is attached to this Report marked as Exhibit 99.1.

ITEM 2.03 – CREATION OF A DIRECT FNANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On January 20, 2012, Indigo International, Corp. borrowed from Bay Capital A.G. principal amount of $100,000 on those terms and subject to those conditions specified in that certain written Promissory Note, a copy of which is attached to this Report marked as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Document Description

3.1	Articles of Incorporation (incorporated by reference to our registration statement on Form S-1 filed on December 27, 2010)
3.2	By-Laws (incorporated by reference to our registration statement on Form S-1 filed on December 27, 2010)
10.1	Service Agreement with Ogrodnictwo Piotr Walkowiak (incorporated by reference to our registration statement on Form S-1 filed on December 27, 2010)
10.2	Affiliate Stock Purchase Agreement dated October 25, 2011 between Ireneusz Antoni Nawrot and Odelio Arouca (incorporated by reference to our Form 8–K filed on October 31, 2011)
99.1*	Promissory Note delivered to Bay Capital A. G. dated January 20, 2012

*Attached herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDIGO INTERNATIONAL, CORP.

By:

/s/ Odelio R. Arouca
Odelio R. Arouca
CEO, CFO, Secretary, Treasurer and Director

Date: January 26, 2012